                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           ________________________

                                  FORM 8-K/A
                                AMENDMENT No. 2

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  March 2, 1999

                           ________________________

                             MC INFORMATICS, INC.
            (Exact name of registrant as specified in its charter)

               California                            0-21819                  94-3165144
    (State or other jurisdiction of          (Commission File Number)      (I.R.S. Employer)
     incorporation or organization)                                       Identification No.)

        18881 Von Karman Avenue,                    Suite 100
           Irvine, California                                                    92612
(Address of principal executive offices)                                      (Zip Code)

      Registrant's telephone number, including area code:  (949) 261-7100

     On June 9, 1999, Nasdaq informed the Company that it had concluded that the merger of MC Informatics, Inc., a California corporation, with and into a wholly owned subsidiary of HealthDesk Corporation, a California corporation, constituted a reverse acquisition with MC Informatics, Inc. being the acquiring corporation. Accordingly, we are filing this Form 8-K/A Amendment No. 2 to restate our pro forma financial information in our previously filed Form 8-K/A with the Securities & Exchange Commission to reflect management's revised determination of the proper accounting for the merger. Unless otherwise indicated, all references to the Company refer to the merged HealthDesk Corporation-MC Informatics, Inc. entity.

Item 7.  Financial Statements and Exhibits.

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        (b) Pro forma financial information.

            The required pro forma financial information of the business acquired is set forth below.

    The accompanying pro forma condensed statements of operations have been revised to reflect that the merger of MC Informatics, Inc., a California corporation, with and into a wholly owned subsidiary of HealthDesk Corporation, a California corporation, constituted a reverse acquisition with MC Informatics, Inc. being the acquiring corporation for accounting purposes.

    On March 2, 1999, HealthDesk issued 5,645,230 shares of the former HealthDesk's common stock in exchange for all the outstanding common shares of pre-merger MC Informatics, Inc. pursuant to an agreement and plan of reorganization, dated August 18, 1998. In connection with the merger, HealthDesk changed its name to MC Informatics, Inc.

    The pro forma condensed statements of operations for the year ended December 31, 1998 and the three months ended March 31, 1999 are based on historical statements of operations of MC Informatics and HealthDesk for those periods. The pro forma condensed statements of operations assume the reverse acquisition of HealthDesk by MC Informatics took place as of the beginning of the respective period.

    The pro forma condensed statements of operations are not intended to be indicative of the results of operations which actually would have been realized had the merger occurred at the times assumed, nor of the future results of operations of the combined entities. The accompanying pro forma condensed statements of operations should be read in connection with the historical financial statements and notes of MC Informatics and HealthDesk.


                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                  (Unaudited)
                         Year Ended December 31, 1998

                                               MC Informatics    HealthDesk      Pro Forma      Pro Forma
                                                                                Adjustments     Combined
                                               -----------------------------------------------------------
Revenues                                         $ 3,716,585     $         -                   $ 3,716,585
Direct Expenses                                    2,529,959               -                     2,529,959
                                                 ---------------------------                   -----------
Gross Profit                                       1,186,626                                     1,186,626
Operating Expenses
   Selling,  General & Administrative             (1,309,601)       (382,008)                   (1,691,609)
Other income (expense):
   Interest Income                                                    69,107                        69,107
   Interest expense                                  (30,985)                                      (30,985)
   Non-cash financing cost associated
     with convertible preferred stock                               (864,000)                     (864,000)
                                                 ---------------------------                   -----------
Loss before provision for income taxes              (153,960)     (1,176,901)                   (1,330,861)
Provision for income taxes                             3,800             800                         4,600
                                                 ---------------------------                   -----------
Loss from continuing operations                  $  (157,760)    $(1,177,701)                  $(1,335,461)
                                                 ===========================                   ===========
Loss per share information (1):

Basic and diluted loss per share from
   continuing operations                         $     (0.03)                                  $     (0.14)
                                                 ===========                                   ===========
Weighted average number of shares of
   common stock, basic and diluted                 5,645,230                                    12,672,527
                                                 ===========                                   ===========

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                  (Unaudited)
                       Three Months Ended March 31, 1999
                       ---------------------------------

                                               MC Informatics    HealthDesk      Pro Forma      Pro Forma
                                                    (2)             (3)         Adjustments     Combined
                                               -----------------------------------------------------------
Revenues                                         $1,968,150      $                             $ 1,968,150
Direct Expenses                                   1,252,244                                      1,252,244
                                                 -------------------------                     -----------
Gross Profit                                        715,906                                        715,906
Operating Expenses
  Selling,  General & Administrative               (768,129)       (19,262)                       (787,391)
Other income (expense):
  Non-cash financing cost associated
   with restricted common stock                                   (367,500)                       (367,500)
                                                 -------------------------                     -----------
Loss before provision for income taxes              (52,223)      (386,762)                       (438,985)
Provision for income taxes                              400              -                             400
                                                 -------------------------                     -----------
Loss from continuing operations                  $  (52,623)     $(386,762)                       (439,385)
                                                 =========================                     ===========
Loss per share information (1):
Basic and diluted loss per share from
  continuing operations                          $    (0.01)                                   $     (0.03)
                                                 ==========                                    ===========
Weighted average number of shares of
  common stock, basic and diluted                 8,730,258                                     14,267,838
                                                 ==========                                    ===========

(1) Pro forma loss per share from continuing operations is based on the weighted average number of shares of common stock outstanding during the periods after giving pro forma effect to the issuance of common stock to MC Informatics in connection with the merger as of the beginning of the respective periods and the assumed conversion of preferred stock to common stock immediately upon the merger. Options and warrants to purchase common stock were excluded in the calculation of the pro forma loss per share, as their effect would be antidilutive.

(2) Includes the results of operations for HealthDesk from March 2, 1999 through March 31, 1999.

(3) Includes the results of operations for HealthDesk from January 1, 1999 through March 1, 1999.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MC Informatics, Inc.

September 28, 1999                           By: /s/ JEFFERY L. POLLARD
                                                ---------------------------
                                                Jeffrey L. Pollard
                                                Chief Financial Officer

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